UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 8, 2026
Date of Report (Date of earliest event reported)

Globa Terra Acquisition Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42736	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

382 NE 191st Street #952377 Miami, Florida	33179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +52 55 8975 9325

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, three-fourths of one redeemable warrant and one right	GTERU	NASDAQ
Class A ordinary shares, par value $0.0001 per share	GTERA	NASDAQ
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GTERW	NASDAQ
Rights, each right entitling the holder to receive one-tenth of one Class A ordinary share	GTERR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

As previously disclosed in the Current Report on Form 8-K filed by Globa Terra Acquisition Corporation, a Cayman Islands exempted company (“Globa Terra”), with the Securities and Exchange Commission (the “SEC”) on November 9, 2026, Globa Terra has entered into a business combination agreement, dated as of November 8, 2026 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), with Nature’s Ledger Inc., a corporation existing under the Business Corporations Act (Alberta) (the “ABCA”) (together with its successors, “Nature’s Ledger”). Pursuant to the Business Combination Agreement, 1587815 B.C. Ltd., a company existing under the Business Corporations Act (British Columbia) (the “BCBCA”) and an unlisted reporting issuer in the Provinces of British Columbia and Alberta (“BCCo” and, together with Nature’s Ledger, the “Company Parties”), is expected to become a party to the Business Combination Agreement by entering into a joinder to the Business Combination Agreement. The terms described herein relating to BCCo will not apply to BCCo unless and until it executes the joinder. The Business Combination Agreement is effective and binding on Globa Terra and Nature’s Ledger irrespective of whether BCCo executes a joinder. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Nature’s Ledger is engaged in the origination, development, verification, aggregation, registration, marketing and sale of carbon credits and other environmental attributes, related advisory, measurement, reporting and verification services, merchant banking and project finance, and registry, tokenization and digital asset marketplace activities.

The board of directors of Globa Terra (including a majority of its independent directors) has (i) determined that the transactions contemplated by the Business Combination Agreement are in the best interests of Globa Terra, (ii) approved the Business Combination Agreement and the transactions contemplated thereby and (iii) resolved to recommend that Globa Terra’s shareholders approve the Globa Terra Proposals.

The Business Combination

Pursuant to the Business Combination Agreement and subject to the terms and conditions set forth therein, (i) BCCo will be continued out of the Province of British Columbia under the BCBCA and continue as a corporation under the ABCA (the “BCCo Continuance”), (ii) Nature’s Ledger will complete the PIPE Financing (as defined below), (iii) Globa Terra will be merged with and into an exempted company to be incorporated under the Companies Act (As Revised) of the Cayman Islands as a wholly-owned subsidiary of Globa Terra (“Pubco”), which will join the Business Combination Agreement by joinder, in which Pubco will be the surviving company (the “SPAC Merger”), (iv) Pubco will be continued out of the Cayman Islands and continue as a corporation under the ABCA (the “Continuance”), and (v) under a plan of arrangement under section 193 of the ABCA (the “Plan of Arrangement” and such arrangement, the “Arrangement”), no earlier than the day after the Continuance is consummated, Nature’s Ledger, BCCo and a corporation to be incorporated under the ABCA as a wholly-owned subsidiary of Globa Terra (“AmalSub”), which will join the Business Combination Agreement by joinder, will amalgamate (the “Amalgamation”) to form a corporation (“Amalco”) which will continue as a wholly-owned subsidiary of Pubco (the SPAC Merger, the Continuance, the Arrangement (including the Amalgamation) and the other transactions contemplated by the Business Combination Agreement, collectively, the “Business Combination”). The Arrangement is subject to the approval of the Court of King’s Bench of Alberta (the “Court”). In connection with the Continuance, Pubco will change its name to “Nature’s Ledger” or such other name as Nature’s Ledger may designate.

As a result of the Arrangement and the Business Combination, Pubco will be the publicly traded parent company, Amalco will be a wholly-owned subsidiary of Pubco, and the former securityholders of Nature’s Ledger (including the PIPE Investors) and BCCo will receive Pubco Common Shares and other securities of Pubco, all on the terms and subject to the conditions of the Business Combination Agreement and the Plan of Arrangement.

Treatment of Globa Terra Securities

Globa Terra’s public shareholders will be given the opportunity to redeem their Class A ordinary shares in accordance with an amendment to Globa Terra’s existing memorandum and articles of association (the “Globa Terra Articles Amendment”), providing for the redemption of such shares following the Globa Terra Shareholder Approval, but prior to the SPAC Merger. Immediately prior to the SPAC Merger, (i) each Class B ordinary share of Globa Terra will convert into one Class A ordinary share of Globa Terra and (ii) each outstanding unit of Globa Terra will separate into its component securities. At the effective time of the SPAC Merger, (a) each Class A ordinary share of Globa Terra (other than redeemed, cancelled or dissenting shares) will be cancelled in exchange for one Pubco Common Share, (b) each warrant of Globa Terra will be converted into a warrant to purchase Pubco Common Shares (a “Pubco Warrant”) on the terms of the Warrant Agreement, and (c) each right of Globa Terra will become a right to receive one-tenth (1/10) of one Pubco Common Share in accordance with the Rights Agreement.

Arrangement Consideration

At the effective time of the Arrangement, (i) each outstanding NL Class A Share (other than shares held by dissenting holders, Pubco or AmalSub, and other than shares issued on conversion of the PIPE Securities) will be exchanged for a number of Pubco Common Shares equal to the NL Exchange Ratio, (ii) each outstanding NL Class G Preferred Share will be exchanged for a number of Pubco Common Shares equal to the NL Exchange Ratio multiplied by the number of NL Class A Shares into which it is then convertible, (iii) each outstanding BCCo Share will be exchanged for a number of Pubco Common Shares equal to the BCCo Exchange Ratio, and (iv) each outstanding NL Warrant will be exchanged for a warrant to purchase Pubco Common Shares (a “Replacement Warrant”), with the number of shares and exercise price adjusted by the NL Exchange Ratio. The Exchange Ratios are based on (A) a pre-money equity value of Nature’s Ledger of $323,775,000, increased by the value (at $10.00 per share) of the Sponsor PIPE Facilitation Shares if the PIPE Financing is consummated and decreased by the value (at $10.00 per share) of any Pubco Common Shares issued for BCCo Shares in excess of 82,500 (the “NL Equity Value”), (B) a pre-money equity value of BCCo of $825,000, subject to a maximum of 165,000 Pubco Common Shares issuable for all BCCo Shares, and (C) a value of $10.00 per Pubco Common Share.

The parties intend that the Pubco Common Shares and Replacement Warrants issued under the Arrangement (other than those issued in exchange for PIPE Securities) will be issued in reliance on the exemption from registration provided by Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”).

Earnout

Following the closing of the Business Combination (the “Closing”), the holders of NL Class A Shares (including NL Class A Shares issued on conversion of the PIPE Securities) and NL Class G Preferred Shares immediately before the Amalgamation (the “Earnout Holders”) will be entitled to receive, pro rata, up to an aggregate of 6,557,772 additional Pubco Common Shares (the “Earnout Shares”) during the five-year period following the Closing, as follows: (i) 50% of the Earnout Shares if the volume-weighted average price (“VWAP”) of the Pubco Common Shares is at least $12.50 per share over any 20 trading days within any 30 consecutive trading-day period, or Pubco EBITDA for calendar year 2027 is at least $11.1 million, whichever occurs earlier; and (ii) the remaining 50% of the Earnout Shares (or 100% if the first milestone has not occurred) if such VWAP is at least $15.00 per share, or Pubco EBITDA for calendar year 2028 is at least $32.8 million, whichever occurs earlier. The Earnout Shares are subject to acceleration or termination upon a change of control of Pubco.

PIPE Financing

Nature’s Ledger has agreed to use reasonable best efforts to enter into subscription agreements for a private placement of subscription receipts of Nature’s Ledger (the “PIPE Securities”) at $10.00 per PIPE Security for best efforts of $10,000,000 (the “PIPE Financing”), with each PIPE Investor to receive one Pubco Common Share for each $10.00 subscribed. To facilitate the PIPE Financing, (i) the Sponsor will forfeit up to 500,000 of its Founder Shares (the “Sponsor PIPE Facilitation Shares”), and (ii) the Pubco Common Shares allocable to the PIPE Investors will be increased by up to 3,000,000 shares plus a number of shares equal to the Sponsor PIPE Facilitation Shares, in each case as mutually and reasonably determined by the Sponsor and Nature’s Ledger.

Post-Closing Board of Directors and Executive Officers

Immediately after the Closing, the board of directors of Pubco will consist of five directors, two of whom will be designated by Nature’s Ledger, two by the Sponsor and one jointly by Nature’s Ledger and the Sponsor, a majority of whom must qualify as independent under Nasdaq rules. The chief executive officer designated by Nature’s Ledger will serve as chairperson and will have a casting vote.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations, warranties and covenants of the parties, including covenants relating to the conduct of their respective businesses prior to the Closing, non-solicitation by the Company Parties of alternative transactions and exclusivity by Globa Terra, the preparation and filing with the SEC of a registration statement on Form F-4 (or Form S-4, as applicable) by Pubco (or Globa Terra), with the Company Parties or Amalco as co-registrants where required (the “Registration Statement”), the holding of an extraordinary general meeting of Globa Terra’s shareholders, the solicitation of the approval of the shareholders of the Company Parties and the obtaining of the Interim Order and Final Order of the Court. Among other things, (i) the Company Parties have agreed to deliver PCAOB-audited financial statements on or before December 31, 2026, (ii) the parties have agreed to deliver their disclosure letters no later than December 15, 2026, and (iii) the Sponsor and Nature’s Ledger have agreed to fund $250,000 and $750,000, respectively (of which $100,000 and $500,000, respectively, has been funded), to cover the cost of extending Globa Terra’s deadline to complete a business combination, evidenced by promissory notes to be repaid at the Closing.

Incentive Plan and Advisor Agreement

Prior to the extraordinary general meeting of Globa Terra’s shareholders, Pubco will adopt an omnibus equity incentive plan (the “Incentive Plan”) with an initial reserve of 15% of the Pubco Common Shares outstanding immediately after the Closing, subject to approval by Globa Terra’s shareholders.

As soon as reasonably practicable following the date of the Business Combination Agreement, Pubco will enter into an advisor agreement with certain affiliates of the Sponsor, who will provide advisory services to Pubco and its board of directors following the Closing in exchange for equity compensation. The advisor agreement will describe the specific services to be provided and the individuals who will provide them, and must be approved, including as to the number of Pubco Common Shares issuable under it, by a majority of the directors of Globa Terra who have no interest in it and by the independent members of the board of directors of Pubco.

Conditions to Closing

The Closing is subject to customary conditions, including, among other things: (i) approval of the Arrangement by the shareholders of Nature’s Ledger and BCCo; (ii) approval of the Globa Terra Proposals by Globa Terra’s shareholders, including the Globa Terra Articles Amendment; (iii) the Interim Order and Final Order of the Court having been obtained; (iv) the Registration Statement having become effective; (v) the Continuance and the BCCo Continuance having become effective; (vi) approval for listing of the Pubco Common Shares on Nasdaq; (vii) receipt of required regulatory approvals and the absence of any law or order prohibiting the Business Combination; (viii) the accuracy of representations and warranties and performance of covenants, subject to customary materiality standards; (ix) the absence of a Company Material Adverse Effect; (x) dissent rights not having been exercised for more than 5% of the NL Shares or BCCo Shares; (xi) delivery of the PCAOB financial statements; (xii) execution of the Lock-Up Agreements and specified executive employment agreements; and (xiii) receipt by Globa Terra’s board of the fairness opinion.

Termination

The Business Combination Agreement may be terminated prior to the effective time under certain circumstances, including: (i) by mutual written agreement; (ii) by Globa Terra, Nature’s Ledger or BCCo if the Closing has not occurred by July 9, 2027 (subject to extension, but not beyond the end of Globa Terra’s combination period), if the Business Combination is permanently enjoined, or if the requisite approval of the shareholders of Globa Terra, Nature’s Ledger or BCCo is not obtained; (iii) by Globa Terra upon an uncured breach by a Company Party, a Company Material Adverse Effect, or if the PCAOB financial statements have not been delivered by January 31, 2027; (iv) by Nature’s Ledger or BCCo upon an uncured breach by Globa Terra or AmalSub, an adverse change in the Globa Terra board recommendation or a material breach of Globa Terra’s exclusivity covenant; and (v) by Globa Terra, acting on the recommendation of a majority of its independent directors, within 15 business days after receipt of the Company Parties’ disclosure letters if they disclose any matter that would have caused Globa Terra not to enter into the Business Combination Agreement, or if the disclosure letters are not timely delivered and the failure is not cured within ten business days after notice. In certain circumstances a terminating party is entitled to reimbursement of its documented out-of-pocket transaction expenses (in the case of Globa Terra, payable only from funds held outside its trust account).

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Certain Related Agreements

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, Globa Terra, Globa Terra Management LLC (the “Sponsor”), Nature’s Ledger and certain other shareholders of Globa Terra (together with the Sponsor, the “Sponsor Parties”) entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor Parties agreed, among other things, to (i) vote all of their Globa Terra ordinary shares in favor of each Globa Terra Proposal and any extension of Globa Terra’s deadline to consummate a business combination, and against any alternative business combination or any proposal that would impede the Business Combination, (ii) comply with their letter agreement dated July 8, 2025, including the obligation not to redeem their shares, (iii) convert their Class B ordinary shares into Class A ordinary shares immediately prior to the SPAC Merger, (iv) waive any anti-dilution rights in connection with the Business Combination, (v) not enter into or amend any contract with Globa Terra without Nature’s Ledger’s consent, (vi) not commence or join any challenge to the Business Combination, and (vii) be bound by the exclusivity and publicity provisions of the Business Combination Agreement. The Sponsor Parties also agreed not to transfer their Globa Terra securities prior to the expiration time, subject to customary permitted transfers (including the forfeiture of the Sponsor PIPE Facilitation Shares).

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Company Support Agreement

Concurrently with the execution of the Business Combination Agreement, Globa Terra, Nature’s Ledger and certain shareholders of Nature’s Ledger (the “Company Supporting Shareholders”) entered into a company support agreement (the “Company Support Agreement”), pursuant to which the Company Supporting Shareholders agreed, among other things, to (i) vote or provide written consent in favor of the Business Combination Agreement, the NL Arrangement Resolution and the other transactions contemplated thereby, regardless of any change in the recommendation of the board of directors of Nature’s Ledger, (ii) vote against any alternative transaction or any proposal that would impede the Business Combination, (iii) waive their dissent rights, (iv) not transfer their NL Shares prior to the expiration time, subject to customary permitted transfers, (v) not engage in any transaction involving Globa Terra securities prior to the Closing, (vi) not commence or join any challenge to the Business Combination, and (vii) be bound by the non-solicitation and publicity provisions of the Business Combination Agreement.

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Lock-Up Agreements and Registration Rights Agreement

The Business Combination Agreement provides that, at or before the Closing, (i) the Sponsor, the directors and officers of Globa Terra, the founding shareholders, directors, officers and 5% holders of Nature’s Ledger and the directors, officers and insiders of BCCo will enter into lock-up agreements restricting the transfer of their Pubco Common Shares for 12 months after the Closing (or, for the Sponsor and Globa Terra’s directors and officers, such shorter periods as provided in their letter agreement), subject to specified exclusions and permitted transfers, and (ii) Pubco, the Sponsor and certain securityholders of the Company Parties will enter into an amended and restated registration rights agreement providing, among other things, that Pubco will file a resale registration statement within 30 days after the Closing, together with customary demand and piggyback rights.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Pubco (or Globa Terra) and Nature’s Ledger intend to file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form F-4 (or Form S-4, as applicable) (as amended or supplemented from time to time, the “Registration Statement”), which will include a proxy statement of Globa Terra and a prospectus relating to the securities to be issued in the Business Combination (the “proxy statement/prospectus”). After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to Globa Terra’s shareholders as of a record date to be established for voting on the Business Combination. Investors, shareholders, and other interested persons are urged to read the Registration Statement, the proxy statement/prospectus and any amendments thereto, and all other relevant documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Globa Terra, Pubco, Nature’s Ledger and the Business Combination. Investors will be able to obtain free copies of these documents, once available, through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

Globa Terra, Pubco and Nature’s Ledger and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Globa Terra’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of Globa Terra’s directors and officers in the Business Combination in Globa Terra’s filings with the SEC, including the IPO Prospectus and the Annual Report (each as defined below). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Globa Terra’s shareholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus to be included in the Registration Statement for the proposed business combination, which will be filed by Pubco (or Globa Terra) and Nature’s Ledger with the SEC. Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed business combination. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Globa Terra, Pubco and Nature’s Ledger through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or a solicitation of any proxy, vote, consent, or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the parties and the proposed business combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Nature’s Ledger, Globa Terra and the post-business combination company (the “Combined Company”), and statements regarding the anticipated benefits and timing of the completion of the proposed business combination, the assets held by Nature’s Ledger and Globa Terra, the PIPE financing, the anticipated business of the Combined Company, Nature’s Ledger and the markets in which they operate, planned business strategies, including, without limitation, plans and use of proceeds, objectives of management for future operations of Nature’s Ledger, expected operating costs of the Combined Company and its subsidiaries, the upside potential and opportunity for investors, the Combined Company, Nature’s Ledger’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the proposed business combination, the satisfaction of closing conditions to the proposed business combination and the level of redemptions of Globa Terra’s public shareholders, and the parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions; but this Current Report may include other forward-looking information and data that are not preceded by any of the foregoing words. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including, but not limited to: the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Globa Terra’s securities; the risk that the proposed business combination may not be completed by Globa Terra’s business combination deadline or any extension thereto; the failure by the parties to satisfy the conditions to the consummation of the proposed business combination, including the approval of Globa Terra’s shareholders, the approval of the shareholders of Nature’s Ledger and BCCo and the approval of the Arrangement by the Court; the amount of redemptions by Globa Terra’s public shareholders; the ability to complete the PIPE financing; the failure of the Combined Company to obtain or maintain the listing of its securities on The Nasdaq Stock Market or another national exchange after closing of the proposed business combination; costs related to the proposed business combination; changes in business, market, financial, political and regulatory conditions; risks relating to Nature’s Ledger’s or the Combined Company’s anticipated operations and business, including the costs, timeline, regulatory approvals and risks associated therewith; risks related to increased competition in the industries in which the Combined Company will operate; risks that after consummation of the proposed business combination, the Combined Company may experience difficulties managing its growth, expanding operations, or executing its strategies; the outcome of any potential legal proceedings that may be instituted against Nature’s Ledger, Globa Terra, Pubco or others following announcement of the proposed business combination; and those risk factors discussed in documents that Globa Terra, Pubco or Nature’s Ledger has filed, or will file, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of (i) the final prospectus of Globa Terra dated as of July 8, 2025 and filed by Globa Terra with the SEC on July 9, 2025 (the “IPO Prospectus”), (ii) the annual report on Form 10-K filed by Globa Terra with the SEC on March 26, 2026 (the “Annual Report”), (iii) the Registration Statement that Pubco (or Globa Terra) and Nature’s Ledger intend to file in connection with the proposed business combination, which will include the proxy statement/prospectus, and (iv) other documents filed or to be filed by Globa Terra, Pubco and Nature’s Ledger from time to time with the SEC. These materials do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Globa Terra nor Nature’s Ledger presently knows or that Globa Terra and Nature’s Ledger currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the parties nor any of their representatives gives any assurance that any of Globa Terra, Nature’s Ledger, or the Combined Company will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of November 8, 2026, by and between Globa Terra Acquisition Corporation and Nature’s Ledger Inc.
10.1	Sponsor Support Agreement, dated as of November 8, 2026, by and among Globa Terra Acquisition Corporation, Globa Terra Management LLC, Nature’s Ledger Inc. and the other Sponsor Parties named therein.
10.2	Company Support Agreement, dated as of November 8, 2026, by and among Globa Terra Acquisition Corporation, Nature’s Ledger Inc. and the Company Securityholders named therein.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2026

Globa Terra Acquisition Corporation
	By:	/s/ Agustin Tristan Aldave
	Name:	Agustin Tristan Aldave
	Title:	Chief Executive Officer